     As Filed with the Securities and Exchange Commission on March 13, 2003
                                                     Registration No. 333-103601

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 2 TO

                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              ---------------------

                              THE MEDICINES COMPANY

             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                                        04-3324394
    (State of Incorporation)                             (I.R.S. Employer
                                                      Identification Number)

                           FIVE SYLVAN WAY, SUITE 200
                          PARSIPPANY, NEW JERSEY 07054
                                 (973) 656-1616
               (Address, Including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Offices)

                              ---------------------

                                CLIVE A. MEANWELL
                               EXECUTIVE CHAIRMAN
                              THE MEDICINES COMPANY
                           FIVE SYLVAN WAY, SUITE 200
                          PARSIPPANY, NEW JERSEY 07054
                                 (973) 656-1616
            (Name, Address, Including Zip Code, And Telephone Number,
                   Including Area Code, of Agent For Service)

                              ---------------------

                                   COPIES TO:

                  STUART M. FALBER, ESQ.                                      PATRICK O'BRIEN, ESQ.
                     HALE AND DORR LLP                                             ROPES & GRAY
                      60 STATE STREET                                        ONE INTERNATIONAL PLACE
                BOSTON, MASSACHUSETTS 02109                                BOSTON, MASSACHUSETTS 02110
                      (617) 526-6000                                              (617) 951-7000

                              ---------------------
      Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

      If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

      If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

      If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), SHALL DETERMINE.
================================================================================

                                EXPLANATORY NOTE

     This Amendment No. 2 to the registration statement on Form S-3 (File No. 333-103601) of The Medicines Company is being filed solely for purposes of filing Exhibit 1.1 to the registration statement and amending Item 16 of Part II of the registration statement accordingly.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  Exhibits

(a)      Number                                      Description
         ------                                      -----------
            1.1          Form of Underwriting Agreement

            3.1*         Third Amended and Restated Certificate of Incorporation of the registrant
            3.2*         Amended and Restated By-laws of the registrant
            5.1**        Opinion of Hale and Dorr LLP
           23.1**        Consent of Ernst & Young LLP, Independent Auditors
           23.2**        Consent of Hale and Dorr LLP (included in Exhibit 5.1)
           24.1**        Powers of Attorney


      * Incorporated by reference from the exhibits to the registration statement on Form S-1 (registration no. 333-37404).

      **    Previously filed.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Parsippany, state of New Jersey, on March 12, 2003.

                                  THE MEDICINES COMPANY

                                  By: /s/ Steven H. Koehler
                                      -------------------------------
                                      Steven H. Koehler
                                      Vice President and Chief Financial Officer

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on March 12, 2003:

                         SIGNATURE                                                   TITLE(S)
                         ---------                                                   --------
                             *                               Executive Chairman and Chairman of the Board of
---------------------------------------------------------    Directors (Principal Executive Officer)
Clive A. Meanwell

                             *                               Chief Executive Officer, President and Director
---------------------------------------------------------    (Principal Executive Officer)
David M. Stack

/s/ Steven H. Koehler                                        Chief Financial Officer (Principal Financial and
---------------------------------------------------------    Accounting Officer)
Steven H. Koehler

                             *                               Director
---------------------------------------------------------
Leonard Bell

                             *                               Director
---------------------------------------------------------
Stewart J. Hen

                             *                               Director
---------------------------------------------------------
M.  Fazle Husain

                             *                               Director
---------------------------------------------------------
T.  Scott Johnson

                             *                               Director
---------------------------------------------------------
Armin M.  Kessler

                             *                               Director
---------------------------------------------------------
Nicholas J. Lowcock

                             *                               Director
---------------------------------------------------------
James E. Thomas




*By:   /s/ Steven H. Koehler
       ----------------------
       Steven H. Koehler
       Attorney-in-fact

                                  EXHIBIT INDEX

      NUMBER                                   DESCRIPTION
     -------                                   -----------
      1.1            Form of Underwriting Agreement
      3.1*           Third Amended and Restated Certificate of Incorporation of the registrant
      3.2*           Amended and Restated By-laws of the registrant
      5.1**          Opinion of Hale and Dorr LLP
     23.1**          Consent of Ernst & Young LLP, Independent Auditors
     23.2**          Consent of Hale and Dorr LLP (included in Exhibit 5.1)
     24.1**          Powers of Attorney

----------

* Incorporated by reference from the exhibits to the registration statement on Form S-1 (registration no. 333-37404).

**    Previously filed.